                                                                      EXHIBIT 21

               List of Subsidiaries of CoreStates Financial Corp
                            as of December 31, 1996


Bancorp International Trading Company         New Jersey                 *23.33%

Congress Financial Corporation                California                     97%
      Congress Credit Corporation             New York                      100%
      Congress Financial Corporation
      (Canada)                                Ontario                       100%
      Congress Financial Corporation
      (Central)                               Illinois                      100%
      Congress Financial Corporation
      (Florida)                               Florida                       100%
      Congress Financial Corporation
      (New England)                           Massachusetts                 100%
      Congress Financial Corporation
      (Northwest)                             Oregon                        100%
      Congress Financial Corporation
      (Southern)                              Georgia                       100%
      Congress Financial Corporation
      (Southwest)                             Texas                         100%
      Congress Financial Corporation
      (Western)                               California                    100%
            Laundry, Inc.                     California                    100%
      Congress Talcott Corporation            Pennsylvania                  100%
            Congress Talcott Corporation
            (Western)                         California                    100%

CoreStates Bank of Delaware, N.A.             U.S.A.                        100%

CoreStates Bank, N.A.                         U.S.A.                        100%
      Badeal, Inc.                            New Jersey                    100%
            North Towne Village, Inc.         Pennsylvania                  100%
      Barnegat Hills Corp.                    New Jersey                     50%
      Berks Title Company                     Pennsylvania                  100%
      BHCC Holdings, Inc.                     Pennsylvania                  100%
      Blazing Star Realty Corporation         New Jersey                    100%
      BOMAST Corporation                      New Jersey                    100%
      Callowhill Consumer Discount Company    Pennsylvania                  100%
      Camac Street Properties, Inc.           Pennsylvania                  100%
      Centre Properties, Inc.                 Pennsylvania                  100%

         *Voting Control

               List of Subsidiaries of CoreStates Financial Corp
                            as of December 31, 1996


C.F. Holdings, Inc.                       Pennsylvania                      100%
C.H.N.B., Inc.                            New Jersey                        100%
Charlestown Road Properties, Inc.         Pennsylvania                      100%
Citizens Investments of Delaware,
      Inc.                                Delaware                          100%
Clymer Realty Corporation                 Pennsylvania                      100%
CoreStates Bank International             U.S.A.                            100%
      Philadelphia International
      Finance Co - Hong Kong Limited      Hong Kong                         100%
      Philadelphia National LTDA          Brazil                            100%
CoreStates Capital I                      Delaware                          100%
CoreStates Dealer Services Corp           Pennsylvania                      100%
CoreStates Enterprise Capital, Inc.       Pennsylvania                      100%
CoreStates Investment Advisers,
Inc.                                      Delaware                          100%
CoreStates Leasing, Inc.                  Pennsylvania                      100%
CoreStates Mortgage Services
Corporation                               Pennsylvania                      100%
CoreStates Real Estate Investment
Corporation                               Delaware                          100%
Delaware Trust Capital Management, Inc.   Delaware                          100%
      Griffin Corporate Services, Inc.    Delaware                          100%
Dickinson Street, Inc.                    Pennsylvania                      100%
DMR Realty Corp                           Pennsylvania                      100%
Eagle 1851, Inc.                          New Jersey                         50%
1808 Corp.                                Pennsylvania                      100%
Fairview Properties, Inc.                 Pennsylvania                      100%
F.C. Properties, Inc.                     Delaware                          100%
Fifth and Market Corporation              Pennsylvania                      100%
First Leasing Company                     New Jersey                        100%
First Penco Realty Inc.                   Pennsylvania                      100%
First Pennsylvania Financial
Services, Inc.                            Delaware                          100%
Five Hundred Ridgecreek
Properties, Inc.                          Georgia                            50%
4639 Umbria Street, Inc.                  Pennsylvania                      100%
441 North 5th Street Properties, Inc.     Pennsylvania                      100%
Four Hundred Ridgefield

               List of Subsidiaries of CoreStates Financial Corp
                            as of December 31, 1996


Properties, Inc.                          Georgia                                50%
GSB Investment, Inc.                      Pennsylvania                          100%
Hopewell Holdings, Inc.                   New Jersey                            100%
J.V. Del Ran, Inc.                        New Jersey                            100%
KKM, Inc.                                 Pennsylvania                          100%
     Locust Holdings, Inc.                Pennsylvania                          100%
     WCC Holdings, Inc.                   Pennsylvania                          100%
Lin Park Properties, Inc.                 New Jersey                            100%
Mercer Development Co., Inc.              New Jersey                            100%
Meridian Campus Developer, Inc.           Pennsylvania                          100%
Meridian Capital Markets, Inc.            Pennsylvania                          100%
Meridian Community Partnership
Development Corporation                   Pennsylvania                          100%
     Limited Holdings Corporation         Pennsylvania                          100%
Meridian Mortgage Corporation             Pennsylvania                          100%
     Devon Square Holdings, Inc.          Pennsylvania                          100%
     Garden State Assets, Inc.            New Jersey                            100%
Meridian Properties, Inc.                 Pennsylvania                          100%
Morris Avenue Corporation                 New Jersey                             50%
NAZ Market, Inc.                          Pennsylvania                          100%
Ocean Pointe Properties, Inc.             New Jersey                            100%
One Hundred Avondale Estates
Properties, Inc.                          Georgia                                50%
Philadelphia International
Investment Corporation                    U.S.A.                                100%
     Corporacion Financiera
     del Norte, S.A.                      Colombia                    (less than) 1%
     CVCC Remnaco Inc.                    Canada         25M non-voting preferred shs
     Internationale Bank fur
     Aussenhandel, A.G.                   Austria                                10%
     Joh. Berenberg, Gossler &
     Co.                                  Germany                                15%
     New World Development
     Corp., Ltd.                          Bahamas                               100%
             New World Group
             Holdings Ltd.                Canada                               42.6%
             Philadelphia National
             Limited                      England                               100%

               List of Subsidiaries of CoreStates Financial Corp
                            as of December 31, 1996


Philadelphia International
Equities, Inc.                            Delaware                          100%
        Aberdeen Trust plc                United Kingdom                  14.85%
        Accel Group LLC                   Czech Republic                  17.25%
        Banco Internacional
        de Panama, S.A.                   Panama                             20%
        Banco Mello Comercial, S.A.       Portugal                         1.01%
        BR & Associes
        Banquiers S.A.                    Luxembourg                      10.46%
        CashFlex, Inc.                    Canada                            100%
        CoreStates Fund Management
        (Ireland) Ltd.                    Ireland                           100%
                CoreFund Umbrella
                Cash Fund, plc            Ireland                           100%
        Crosby Financial Holdings
        Limited                           British Virgin Islands           8.83%
        CSB Information Services
        (Pte) Ltd.                        Singapore                         100%
        Empresa Minera
        De Mantos Blancos                 Chile                             1.1%
        Established Holdings Limited      United Kingdom                    100%
        Hana Bank                         Korea                             0.5%
        The Heritable and General
        Investment Bank Limited           United Kingdom                  69.51%
                Beeson Gregory Holdings
                  Limited                 United Kingdom                   10.2%
        Medical Equipment Credit
        Pte Ltd.                          Singapore                        20.0%
        Multi-Credit Corporation of
        Thailand, PCL                     Thailand                          7.5%
        Multi-Risk
        Consultants (Thailand) Ltd.       Thailand                           10%
        Surinvest International
        Limited                           Grand Cayman                    13.76%
        TI Remnaco, Inc.                  Canada                           39.8%
Philadelphia National Corporation         Pennsylvania                      100%
Pinnhahn, Inc.                            Pennsylvania                      100%
PNB Leasing Corporation                   Delaware                          100%

               List of Subsidiaries of CoreStates Financial Corp
                            as of December 31, 1996


Property Holdings of N.J., Inc.               New Jersey                    100%
QuestPoint Holdings, Inc.                     Delaware                      100%
        Centillion Holdings, Inc.             Delaware                      100%
        Nationwide Remittance
        Centers, Inc.                         Delaware                      100%
        QuestPoint Document
        Processing, Inc.                      Delaware                      100%
        QuestPoint G.P., Inc.                 Delaware                      100%
        QuestPoint L.P., Inc.                 Pennsylvania                  100%
        QuestPoint, L.P.                      Delaware                      100%
        Centillion, L.P.                      Delaware                      100%
        QuestPoint Check
        Services, L.P.                        Delaware                      100%
        QuestPoint Remittance
        Services, L.P.                        Delaware                      100%
        SynapQuest, L.P.                      Delaware                      100%
Ridingbrook, Inc.                             Pennsylvania                  100%
Seven Hundred Town Lake
Properties, Inc                               Georgia                        54%
721 Sansom Street Corp.                       Pennsylvania                  100%
South Fourth Street, Inc.                     Pennsylvania                  100%
Sungate Boulevard Corp.                       New Jersey                     50%
Swedesboro Properties, Inc.                   Pennsylvania                  100%
Tall Oaks Corp.                               New Jersey                    100%
TBC Corporation                               Pennsylvania                  100%
TGTG Corporation                              New York                      100%
Three Hundred Paces Mill
Properties, Inc.                              Georgia                        37%
2009 Chestnut Corp.                           Pennsylvania                  100%
2021 Properties, Inc.                         New Jersey                    100%
Two Hundred Henderson Place
Properties, Inc.                              Georgia                        37%
Two APM Plaza, Inc.                           Delaware                       89%
United Armored Service, Inc.                  New York                      100%
United Counties Service
Corporation                                   New Jersey                    100%
Viking Terrace Corp.                          New Jersey                    100%
Washington Street Properties, Inc.            Pennsylvania                  100%

               List of Subsidiaries of CoreStates Financial Corp
                            as of December 31, 1996


      Westpark Walk, Inc.                     Georgia                        50%

CoreStates Capital Corp                       Pennsylvania                  100%

CoreStates Community Development
Corporation, Inc.                             Pennsylvania                   51%
                                                                          Bd maj
      Partnership Homes                       Pennsylvania                1/2 Bd

CoreStates Delaware, N.A.                     U.S.A.                        100%

CoreStates Export Trading Company             Pennsylvania                  100%

CoreStates Financial Corp (DE)                Delaware                      100%

CoreStates Holdings, Inc.                     Delaware                      100%
      Electronic Payment Services, Inc.       Delaware                       20%
      Electronic Payment Service Corp.        Delaware                      100%
      First Commercial Bank of Philadelphia   Pennsylvania                 24.9%
      MAS Inco Corporation                    Delaware                      100%
      Metroteller Security, Inc.              New York                      100%
      Money Access Service, Inc.              Delaware                      100%
      Money Access Service Corp.              Ohio                          100%
      BUYPASS Corporation                     Georgia                       100%
      BUYPASS Electronic
      Transaction Systems, Inc.               Georgia                       100%
      BUYPASS Inco Corporation                Delaware                      100%
      BUYPASS Petroleum
      Systems, Inc.                           Georgia                       100%
      Data NOW National
      Services, Inc.                          Delaware                      100%
      EPS Network Services Corp.              Georgia                       100%
      United Bancshares, Inc.                 Pennsylvania                 6.23%
             United Bank of Philadelphia      Pennsylvania                  100%

CoreStates Services Corp.                     Pennsylvania                  100%

               List of Subsidiaries of CoreStates Financial Corp
                            as of December 31, 1996


CoreStates Securities Corp                    Pennsylvania                  100%

First Pennsylvania Insurance Services, Inc.   Virginia                      100%

First Pennsylvania International Capital
Corporation                                   Delaware                      100%

First Pennsylvania Investments Company        Pennsylvania                  100%

Home Investors Mortgage Co.                   New Jersey                    100%

IBI Capital Corp.                             Pennsylvania                  100%

Independence Resources, Inc.                  Pennsylvania                  100%

McGlinn Capital Management, Inc.              Pennsylvania                  100%

Meridian Acceptance Corporation               New Jersey                    100%

Meridian Asset Acceptance Corporation         Delaware                      100%

Meridian Asset Management, Inc.               Pennsylvania                  100%
       Meridian Investment Company            Pennsylvania                  100%
       Meridian Trust Company                 Pennsylvania                  100%
       Meridian Trust Company of California   California                    100%

Meridian Capital Corp.                        Pennsylvania                  100%

Meridian Commercial Finance Corporation       Pennsylvania                  100%

Meridian Funding Corp.                        Pennsylvania                  100%

Meridian Life Insurance Company               Arizona                       100%

Meridian Securities, Inc.                     Pennsylvania                  100%

PENNAMCO, Inc.                                Delaware                      100%

               List of Subsidiaries of CoreStates Financial Corp
                            as of December 31, 1996


Pennco Life Insurance Company                 Arizona                       100%

Princeton Life Insurance Company              Pennsylvania                  100%

Servilease Corporation                        Pennsylvania                  100%

Signal Financial Corporation                  Pennsylvania                  100%
        Grabuck Agency, Inc.                  Pennsylvania                  100%
        Signal Finance Corporation            Pennsylvania                  100%
        Signal Finance of Maryland, Inc.      Maryland                      100%
        Signal Management Corporation         Delaware                      100%

Spring Ridge Holdings, Inc.                   Pennsylvania                  100%